FIRST AMENDMENT
                          TO
             SENIOR NOTE PURCHASE AGREEMENT

                Arrow Electronics, Inc.
   $75,000,000 8.29% Senior Secured Notes Due 2000


     THIS FIRST AMENDMENT (the "Amendment") to those several Senior Note Purchase Agreements each dated as of December 29, 1992 (collectively referred to herein as the "Purchase Agreements" and individually as a "Purchase Agreement"), is made as of December 22, 1993, by and among ARROW ELECTRONICS INC., a New York corpo-ration (the "Company"), and the several Purchasers named in Schedule I hereto (hereinafter, together with their respective successors and assigns, collectively called the "Purchasers" and individually a "Purchaser"). Capitalized terms used herein without definition shall have the respective meanings ascribed to such terms in the Purchase Agreements, as hereby amended.

     WHEREAS, the Purchasers and the Company are parties to the Purchase Agreements, pursuant to which the Purchasers were issued, in the respective amounts set forth opposite their names on Schedule I thereto, $75,000,000 aggregate principal amount of the Company's
8.29% Senior Secured Notes Due 2000 (the "Senior
Notes"); and

     WHEREAS, the Company and the Purchasers desire to amend the Purchase Agreements as provided herein, upon the terms and conditions set forth herein;

     NOW THEREFORE, in consideration of the terms and conditions contained herein and of other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Amendments to the Purchase Agreements. Subject to the satisfaction of the conditions specified in Section
3 hereof, the Purchase Agreements are hereby amended as follows:

     (A)  Reference in the Purchase Agreements to "this
Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Purchase Agreement as amended hereby.

     (B) Section 8.01(j) of each Purchase Agreement shall be amended by adding the following phrase following subclause (y) of that Section:



               "plus (z) Guarantees by the Company of
          the Indebtedness of the Foreign Subsidiaries permitted pursuant to Section 8.08(iv)"

     (C) Section 8.04 of each Purchase Agreement shall be amended by deleting such section in its entirety and replacing it with the following:

               "Section 8.04.  Restricted
          Payments.  The Company will not, and
          will not permit any of its Subsidiaries
          to, make any Restricted Payments, except that the Company and its Subsidiaries may make Restricted Payments in an aggregate amount not to exceed the sum of (x) $50,000,000 plus (y) 45% of cumulative Consolidated Net Income from
          Operations from January 1, 1993 to the
          date of such Restricted Payment or, if
          such cumulative Consolidated Net Income
          from Operations is a deficit figure,
          then minus 100% of such deficit (provi-
          ded that Consolidated Finance Charges
          attributable to any Subsidiary shall not be deducted in the determination of Consolidated Net Income for purposes of calculating Consolidated Net Income from
          Operations to the extent that the net
          earnings of such Subsidiary have been
          excluded from the calculation of Consol-idated Net Income from Operations pursu-ant to clause (e) of the definition of such term), provided that the amount determined pursuant to this clause (y), if a negative number, shall not reduce the amount available pursuant to clause
          (x), plus (z) 100% of the Net Proceeds
          from sales of capital stock of the
          Company which is not mandatorily
          redeemable or otherwise subject to
          mandatory repurchase, retirement, call,
          put or other reacquisition (or accelera-tion of any thereof) prior to or on the maturity date of the Senior Notes.
          Without regard to the foregoing restric-tion, so long as no Default or Event of Default under subsection (a) or (b) of
          Section 9.01 has occurred and is
          continuing, the Company shall be permit-ted to (i) purchase the remaining capital stock not owned on the Closing
          Date by the Company of Spoerle GmbH, a
          German corporation, (ii) purchase the
          remaining capital interest not owned by
          the Company on the Closing Date of
          Spoerle Electronic Handelsgesellschaft
          mbH & Co., a German partnership, (iii)
          make any Investment in Silverstar S.p.A.
          Ltd., an Italian corporation
          ("Silverstar"), in an aggregate amount
          not to exceed $20,000,000, and there-
          after, purchase the remaining capital
          stock of Silverstar not owned by the

                      -2-

          Company on the Closing Date, (iv) at any time, whether or not at such time any Consolidated Net Income from Operations is available under clause (y) above for Restricted Payments, redeem shares of its Series B convertible exchangeable preferred stock, provided that the amount of such payments made shall reduce, dollar for dollar, the amount of Consolidated Net Income from Operations that would otherwise be available for Restricted Payments pursuant to clause
          (y) of the preceding sentence, (v) pay
          regular dividends on the outstanding
          shares of such preferred stock, and (vi) make Investments up to an aggregate of $15,000,000 for the purpose of acquiring the assets or capital stock or ownership interest of any Person or Persons;
          provided, however, that the maximum
          amount of proceeds of any Indebtedness
          incurred by the Company and its
          Subsidiaries other than its Foreign
          Subsidiaries (excluding any Guarantees
          by the Company or any of its
          Subsidiaries of Indebtedness of Foreign
          Subsidiaries, so long as such Guarantees are permitted under clause (iii) of
          Section 8.08 ("Permitted Guarantees")),
          which may be applied to the purchases
          described in clauses (i), (ii) and (iii) of this sentence shall not exceed
          $50,000,000 in the aggregate in each of
          the first four fiscal years following
          the Closing Date, and provided, further, that Permitted Guarantees shall not constitute Restricted Payments hereunder but Guarantees permitted pursuant to
          Section 8.08(iv) shall constitute
          Restricted Payments hereunder."

     (D) Section 8.08 of each Purchase Agreement shall be amended by deleting such Section in its entirety and replacing it with the following:

               "Section 8.08.  Limitation on
          Guarantees.  The Company will not, and
          will not permit any of its Subsidiaries
          to, assume, guarantee, endorse,
          contingently agree to purchase or
          otherwise become liable upon the
          obligation of any Person except:  (i)
          the Subsidiary Guarantees, (ii)
          Guarantees of purchase orders made in
          the ordinary course of business, (iii)
          Guarantees by the Company of contractual obligations of any Foreign Subsidiary, provided that such Guarantees are unsecured and are expressly subordinated
          (on terms substantially similar to those set forth in the Subordination Agreement included in the Security Documents) to the obligations of the Company under this Agreement, the Other Agreements and

                       -3-

          the Senior Notes, (iv) other Guarantees
          by the Company or any of its
          Subsidiaries of contractual obligations
          of any Foreign Subsidiary which would
          not be permitted pursuant to subclause
          (iii) hereof, so long as, immediately
          after giving effect to any such
          Guarantee, the Company continues to be
          in compliance with Sections 8.01(j) and
          8.04 and (v) Guarantees by Subsidiaries
          of the Company not otherwise prohibited
          under applicable provisions of this
          Agreement."

     (E) Section 8.12 of each Purchase Agreement shall be amended by deleting such Section in its entirety and replacing it with the following:

               "Section 8.12.  Consolidated Total
          Debt.  As of the last day of any
          quarterly or annual fiscal period during the periods set forth below, the Company will not permit Consolidated Total Debt to exceed the percentage of Total
          Consolidated Capitalization set forth
          below opposite such period:

                    Period                   Percentage

               Closing Date through
                 December 31, 1993               60%
               January 1, 1994 through
                 December 31, 1995               55%
               January 1, 1996 and
                 thereafter                      50%

          provided, however, that the applicable
          percentage under this Section 8.12 shall be 50% at all times from and after the release of the Collateral pursuant to
          Section 8.15."

2. Representations and Warranties. In order to induce the Purchasers to enter into this Amendment, the Company represents and warrants to each Purchaser that:

     (A) The representations and warranties of the Company contained in the Purchase Agreements are true on and as of the date hereof to the same extent as if made on and as of the date hereof, except as set forth in the Schedules attached hereto and except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true as of such earlier date; and

     (B) The execution, delivery and performance by the Company of this Amendment is within its corporate powers and has been duly authorized by all necessary corporate action on the part of the Company; and this

                      -4-
Amendment constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as such enforcement may be affected by any applicable bankruptcy, insolvency, moratorium, reorganization or similar laws affecting the enforcement of creditors' rights generally or by general principles of equity.


3. Conditions Precedent. As provided in Section 1 above, the amendments set forth in Section 1 shall become and be effective upon the satisfaction of the following conditions:

     (A) All corporate and other proceedings taken or to be taken in connection with this Amendment and all documents incident hereto shall be satisfactory in form and substance to the Purchasers, and the Purchasers shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

     (B)  The Company shall have duly executed a
counterpart of this Amendment and delivered same to the Purchasers or their representatives.

     (C) The Purchasers shall have received evidence that the fees of special counsel to the Purchasers referred to in Section 6 hereof shall have been paid in full.

4. Effect of Amendment. It is hereby agreed that, except as specifically provided herein, this Amendment does not in any way affect or impair the terms, condi-tions and other provisions of the Purchase Agreements or the obligations of the Company thereunder, and all terms, conditions and other provisions of the Purchase
Agreements, shall remain in full force and effect except to the extent specifically amended or modified pursuant to the provisions of this Amendment.

5. Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, and all of which taken together shall be deemed to constitute one and the same instrument.

6. Costs and Expenses. As provided in Section 10.02 of the Purchase Agreements, the Company agrees to pay on demand all fees, costs and expenses incurred by the Purchasers in connection with the negotiation, prepara-tion, execution and delivery of this Amendment and all other documents executed pursuant to or in connection herewith, including, without limitation, the fees and disbursements of Sonnenschein Nath & Rosenthal, special counsel to the Purchasers, in connection herewith.

                       -5-

7.   Governing Law.  THIS AMENDMENT SHALL BE CONSTRUED
IN ACCORDANCE WITH AND SHALL BE GOVERNED BY THE LAWS OF
THE STATE OF NEW YORK (WITHOUT GIVING EFFECT TO THE
CHOICE OF LAW PRINCIPLES OF SUCH STATE).

8. Headings; Miscellaneous. Section headings are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

                       -6-


     IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the day and year first written above.


                        COMPANY:

                        ARROW ELECTRONICS, INC.


                        By:

                           Name:
                           Title:


                        PURCHASERS:

                        PRINCIPAL MUTUAL LIFE INSURANCE
                       CO.


                        By:

                           Name:
                           Title:


                        By:

                           Name:
                           Title:


                        TEACHERS INSURANCE & ANNUITY
                         ASSOCIATION OF AMERICA


                        By:

                           Name:
                           Title:


                        CIGNA PROPERTY AND CASUALTY
                        INSURANCE COMPANY

                        By:  CIGNA Investments, Inc.

                             By:_____________________
                                Name:
                                Title:
                        CONNECTICUT GENERAL LIFE
                        INSURANCE COMPANY

                        By:  CIGNA Investments, Inc.

                             By:_____________________
                                Name:
                                Title:


                        LIFE INSURANCE COMPANY OF NORTH
                        AMERICA

                        By:  CIGNA Investments, Inc.

                             By: ____________________
                                 Name:
                                 Title:


                        LIFE INSURANCE COMPANY OF
                        GEORGIA

                        By:  Investment Centre, Inc.
                             its agent

                             By: ____________________
                                 Name:
                                 Title:


                        SOUTHLAND LIFE INSURANCE
                        COMPANY

                        By:  Investment Centre, Inc.
                             its agent

                             By: ______________________
                                 Name:
                                 Title:


                        PEERLESS INSURANCE COMPANY

                        By:  Investment Centre, Inc.
                             its agent

                             By: ____________________
                                 Name:
                                 Title:


                        CONSOLIDATED INSURANCE COMPANY

                        Investment Centre, Inc.
                        its agent

                             By: ______________________
                                 Name:
                                 Title:
                       -7-